UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2018
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive, Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On February 22, 2018, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2017. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes an adjusted earnings per share amount that excludes a one-time net favorable tax benefit, restructuring and acquisition-related costs, loss on extinguishment of debt and an accrual related to a litigation award in China. Also included for purposes of comparison is an adjusted earnings per share amount for the three months ended December 31, 2016, which excludes certain restructuring and acquisition-related costs, and an adjusted earnings per share amount for the twelve months ended December 31, 2016, which excludes certain restructuring and acquisition-related costs and asset impairments. In addition, with respect to the Company’s full year earnings outlook, the Company uses an adjusted earnings per share amount that excludes restructuring and acquisition-related costs. These adjusted earnings per share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Exchange Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per share amounts are reconciled to earnings per share in a table at the end of the news release, except for the adjusted earnings per share amount included in the full year outlook, which the Company is not able to reconcile because certain items have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated February 22, 2018, announcing the Company’s 2017 fourth quarter and annual results.
99.2	Chart Industries, Inc. Supplemental Information for 2017 fourth quarter and annual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: February 22, 2018
By: /s/ Jillian C. Evanko Jillian C. Evanko Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated February 22, 2018, announcing the Company’s 2017 fourth quarter and annual results.
99.2	Chart Industries, Inc. Supplemental Information for 2017 fourth quarter and annual results.

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